                                                                   EXHIBIT 10.31


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT No. 3 dated as of March 19, 1999 to the Credit Agreement dated as of April 9, 1997 (as in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement") among VENATOR GROUP, INC. (formerly known as Woolworth Corporation), the BANKS party thereto, the CO-AGENTS party thereto, BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Documentation Agent, THE BANK OF NEW YORK, as LC Agent, Administrative Agent and Swingline Bank and the LEAD ARRANGERS party hereto.

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall, on and as of the date hereof, refer to the Existing Credit Agreement as amended hereby.

     Section 2. Required Banks Amendment. On and as of the date hereof, upon satisfaction of the conditions set forth in Section 3 below, the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto. The amendment and restatement of the Existing Credit Agreement effected pursuant to this Section 2 is referred to herein as the "Required Banks Amendment", and the Existing Credit Agreement as amended and restated pursuant to the Required Banks Amendment is referred to herein as the "First Restated Credit Agreement". Upon the effectiveness of the Required Bank Amendment, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule to the First Restated Credit Agreement.

     Section 3. Effectiveness of Required Banks Amendment. The Required Banks Amendment shall become effective on and as of the date hereof upon satisfaction of each of the following conditions:

     (a) receipt by the Administrative Agent of a counterpart hereof signed by the Borrower and the Required Banks (or facsimile or other written confirmation satisfactory to the Administrative Agent that each such party has signed a counterpart hereof);

     (b) receipt by the Administrative Agent of a duly executed Note for the account of each Bank complying with the provisions of Section 2.05 of the First Restated Credit Agreement and a duly executed Swingline Note (as defined in the First Restated Credit Agreement) for the account of the Swingline Bank, each dated the date hereof;

     (c) receipt by the Administrative Agent of a counterpart of the Subsidiary Guarantee substantially in the form of Exhibit H to the First Restated Credit Agreement (the "Subsidiary Guarantee") signed by each party listed on the signature pages thereof (or facsimile or other written confirmation satisfactory to the Administrative Agent that each such party has signed a counterpart thereof);

     (d) receipt by the Administrative Agent of an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Borrower, in form and substance reasonably satisfactory to the Required Banks;

     (e) receipt by the Administrative Agent of an opinion of Gary Bahler, General Counsel of the Borrower, in form and substance reasonably satisfactory to the Required Banks;

     (f) receipt by the Administrative Agent of an opinion of Davis Polk & Wardwell substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (g) receipt by the Administrative Agent, for the account of each Bank from which the Administrative Agent has received the executed counterpart (or other written confirmation) described in clause (a) above on or prior to the date hereof, of an amendment fee in an amount equal to 0.375% of such Bank's Commitment as in effect under the First Restated Credit Agreement upon the effectiveness of the Required Banks Amendment;

     (h) the fact that the Borrower shall have paid all expenses (including without limitation all expenses payable by it pursuant to Sections 9.03(a)(i) and 9.03(b) of the Credit Agreement) with respect to which the Borrower shall have received an invoice at least one Domestic Business Day prior to the date of effectiveness of the Required Banks Amendment;


                                       2

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     (i) (i) the fact that the  representations  and warranties set forth in the
First Restated Credit Agreement and in the Subsidiary Guarantee shall be true and correct on and as of the date hereof and (ii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower and each
Subsidiary  of  the  Borrower  party  to  the  Subsidiary   Guarantee  (each,  a
"Subsidiary Guarantor") so certifying;

     (j) (i) the fact that, immediately after giving effect to the Required Banks Amendment, no Default (as defined in the First Restated Credit Agreement) shall have occurred and be continuing and (ii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower so certifying;

     (k) receipt by each Bank of a schedule identifying certain ownership interests in real property held by the Borrower and its Subsidiaries and the date constituting the "Final Disposition Date" referred to in the First Restated Credit Agreement with respect to each such ownership interest (which shall be the last date on which the Borrower or any of its Subsidiaries intends to consummate the sale or other disposition of such ownership interest), which schedule shall be satisfactory to the Lead Arrangers; and

     (l) receipt by the Administrative Agent of all documents that the Administrative Agent may reasonably request relating to the existence of the Borrower and each Subsidiary Guarantor, the corporate authority for and the validity of this Amendment, the First Restated Credit Agreement, the Subsidiary Guarantee, the Notes and the Swingline Note, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

     Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.






                                       3

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first above written.

                                    VENATOR GROUP, INC.


                                    By /s/ John H. Cannon
                                       -------------------
                                    Name: JOHN H. CANNON
                                    Title: Vice President and Treasurer
                                    233 Broadway
                                    New York, New York  10279-0003
                                    Facsimile number: 212-553-2094


                                    J.P. MORGAN SECURITIES INC.,
                                      as Lead Arranger


                                    By /s/ Jenny Y. Lee
                                       -----------------
                                    Name: JENNY Y. LEE.
                                    Title: Vice President


                                    BNY CAPITAL MARKETS, INC.,
                                       as Lead Arranger


                                    By /s/ Jeffrey D. Landau
                                       ----------------------
                                    Name: JEFFREY D. LANDAU
                                    Title: Managing Director


                                    NATIONSBANK MONTGOMERY LLC,
                                      as Lead Arranger


                                    By /s/ Bill Manley
                                      -----------------
                                    Name: BILL MANLEY
                                    Title: Managing Director

                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                    By /s/ Unn Boucher
                                       ----------------
                                    Name: UNN BOUCHER
                                    Title: Vice President


                                    BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION,
                                       as Documentation Agent and a Bank


                                    By /s/ Bill Manley
                                       ----------------
                                    Name: BILL MANLEY
                                    Title: Managing Director


                                    NATIONSBANK, N.A.


                                    By /s/ Bill Manley
                                       ----------------
                                    Name: BILL MANLEY
                                    Title: Managing Director


                                    THE BANK OF NEW YORK


                                    By /s/ Howard F. Bascom, Jr.
                                       --------------------------
                                    Name: HOWARD F. BASCOM, JR.
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA,
                                       as Co-Agent and a Bank


                                    By /s/ J. Alan Edwards
                                       --------------------
                                    Name: J. ALAN EDWARDS
                                    Title: Authorized Signatory

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY, as Co-Agent and a Bank


                                    By /s/ Jim Brown
                                       ----------------
                                    Name:JIM BROWN
                                    Title: Vice President


                                    TORONTO DOMINION (NEW YORK), INC.,
                                       as Co-Agent and a Bank


                                    By /s/ David G. Parker
                                      ---------------------
                                    Name: DAVID G. PARKER
                                    Title: Vice President


                                    COMMERZBANK AG, NEW YORK BRANCH


                                    By /s/ David T. Whitworth
                                       ------------------------
                                    Name: DAVID T. WHITWORTH
                                    Title: Senior Vice President


                                    By /s/ Robert J. Donohue
                                       -----------------------
                                    Name: ROBERT J. DONOHUE
                                    Title: Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Vladimir Labun
                                       ----------------------
                                    Name: VLADIMIR LABUN
                                    Title: First Vice President-Manager

                                    DEUTSCHE BANK AG, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                    By /s/ Susan M. O'Connor
                                       ----------------------
                                    Name: SUSAN M. O'CONNOR
                                    Title: Director


                                    By /s/ Sheryl L.Paynter
                                       ---------------------
                                    Name: SHERYL L. PAYNTER
                                    Title: Associate



                                    KEYBANK NATIONAL ASSOCIATION


                                    By /s/ Daniel W. Lally
                                       -------------------
                                    Name: DANIEL W. LALLY
                                    Title: Assistant Vice President



                                    WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                    By /s/ Razia Damji
                                       ----------------
                                    Name: RAZIA DAMJI
                                    Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By /s/ Corinne Heyning
                                       --------------------
                                    Name: CORINNE HEYNING
                                    Title: Vice President

                                    THE BANK OF NEW YORK, as Administrative
                                    Agent, LC Agent and Swingline Bank


                                    By /s/ Howard F. Bascom, Jr.
                                       ------------------------
                                    Name: HOWARD F. BASCOM, JR.
                                    Title: Vice President